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                                                                                                   EXHIBIT 10.4




                                               TABLE OF INVESTORS
                               PRIVATE PLACEMENT OF CONVERTIBLE PROMISSORY NOTES
                                AND SERIES A-1 5.5% CONVERTIBLE PREFERRED STOCK


---------------------------------------- ------------------------------ --------------------------------------
                                                                        Shares of Series A-1 into which Note
Investor                                        Amount of Note                     is convertible
---------------------------------------- ------------------------------ --------------------------------------
Edward J. Harris, Trustee                          $250,000                              250
The Harris Family Living Trust U/A
dated 3/1/96

---------------------------------------- ------------------------------ --------------------------------------

Ronald E. Eibensteiner                             $500,000                              500

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IGCA Investments, LLC                              $666,667                              666

---------------------------------------- ------------------------------ --------------------------------------

Wayne Mills                                        $500,000                              500

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IGCA Holdings, LLC                                  $83,333                              83

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